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Exhibit 99

HALO Industries, Inc.
February 2003

Case # 02 B 12059

Exhibit A—Cash Flow Statement

	Actual February	Budget February	Variance Fav/(Unfav)
HALO INDUSTRIES—DIP
CASH FLOW PROJECTIONS
TOTAL CASH RECEIPTS	1,339	1,990	(651)

CASH REQUIREMENTS
PRODUCT	1,145	844	(300)
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS / A/P	—	—	—
SELLING EXPENSE
COMMISSIONS	174	230	56
WAGES	8	10	2
SEVERANCE	—	—	—
PAYROLL TAX	12	18	6
SALES ASST.	—	—	—
SAMPLE EXPENSE	13	11	(2)
MARKETING EXP	0	—	(0)
CATALOGS	1	6	5
ADVERTISING	0	5	5
AUTOMOBILE	—	—	—
TRAVEL	5	—	(5)
MEALS & ENT.	2	—	(2)
PROMOTION & BUS. EXP.	—	0	0
EXHIBITS & SHOWS	0	10	10
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	6	20	14
RECRUITING EXPENSE	0	—	(0)
MONTHLY ALLOWANCE	—	12	12

TOTAL SELLING	222	322	100

G&A EXPENSES
WAGES	258	270	12
WAGES—SEVERANCE	91	81	(10)
BONUS	39	—	(39)
TEMP HELP	2	1	(1)
SALARY—OTHER	—	—	—
PAYROLL TAXES	29	27	(2)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	0	—	(0)
401K EXP	—	1	1
GROUP INSURANCE	1	(13)	(14)
SELF INSURANCE CLAIMS	132	160	28
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	6	6	1
M&E	2	5	3
AUTO EXP	—	—	—
RENT EXPENSE	90	65	(25)
RENT ADD ON EXP	2	2	0
UTILITIES	3	2	(1)
R&M & CAP EX	1	2	0

ALARM SERVICE	0	—	(0)
MOVING EXP	—	40	40
EQUIP RENTAL	0	3	3
REAL ESTATE TAXES	—	—	—
TELEPHONE	14	40	26
TELEPHONE REPAIRS	1	2	1
FREIGHT HOUSE	(37)	6	43
POSTAGE	—	3	3
COLLECTION EXP	1	1	0
BANK/CREDIT CARD FEES	33	8	(26)
OFFICE EXP	1	4	3
PRINTING/STATIONARY	1	5	5
DUES & SUBS	3	0	(2)
DATA LINES	3	8	5
COMPUTER SUPPLIES	5	0	(5)
COMPUTER SUPPORT	20	276	257
OFFICE SUPPLIES	1	5	4
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	0	6	6
PROFESSIONAL FEES	413	534	122
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	3	14	10
USE TAX/SALES TAX	33	40	7
CONTRIBUTIONS	1	0	(1)
INTEREST	0	—	(0)
MISCELLANEOUS	0	5	5
MANAGEMENT FEE/(RECEIPT)	—	(110)	(110)

TOTAL G&A	1,148	1,499	351

TOTAL CASH DISBURSEMENTS	2,515	2,666	151

NET CASH FLOW	(1,176)	(676)	(501)

	Actual February	Budget February	Variance Fav/(Unfav)
LEE WAYNE
CASH FLOW PROJECTIONS
REVOLVER ROLLFORWARD
TOTAL CASH RECEIPTS	3,656	4,023	(367)

CASH REQUIREMENTS
PRODUCT	2,314	2,294	(20)
SUPPLIER DEPOSITS	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	508	600	92
WAGES	18	30	12
SEVERANCE	—	—	—
PAYROLL TAX	7	5	(2)
SALES ASST.	—	—	—
SAMPLE EXPENSE	24	28	4
MARKETING EXP	10	6	(5)
CATALOGS	1	11	11
ADVERTISING	—	5	5
AUTOMOBILE	—	0	0
TRAVEL	2	6	4
MEALS & ENT.	1	2	1
PROMOTION & BUS. EXP.	—	—	—
EXHIBITS & SHOWS	2	116	114
NATIONAL MEETING EXP.	—	29	29
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	49	40	(9)
RECRUITING EXPENSE	2	1	(1)
MONTHLY ALLOWANCE	—	—	—

TOTAL SELLING	625	879	255

G&A EXPENSES
WAGES	206	184	(22)
WAGES—SEVERANCE	—	—	—
BONUS	—	—	—
TEMP HELP	—	2	2
SALARY—OTHER	—	—	—
PAYROLL TAXES	20	14	(6)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	1	1
401K EXP	—	4	4
GROUP INSURANCE	0	21	21
SELF INSURANCE CLAIMS	—	—	—
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	2	2	0
M&E	0	5	4
AUTO EXP	—	1	1
RENT EXPENSE	55	53	(2)
RENT ADD ON EXP	—	1	1
UTILITIES	5	6	1
R&M	3	5	2
ALARM SERVICE	—	—	—
MOVING EXP	—	1	1
EQUIP RENTAL	2	—	(2)
REAL ESTATE TAXES	—	—	—
TELEPHONE	24	28	4
TELEPHONE REPAIRS	0	1	1
FREIGHT HOUSE	15	10	(5)

POSTAGE	8	9	1
COLLECTION EXP	1	2	1
BANK/CREDIT CARD FEES	12	19	7
OFFICE EXP	2	6	4
PRINTING/STATIONARY	0	8	7
DUES & SUBS	2	1	(1)
DATA LINES	—	—	—
COMPUTER SUPPLIES	—	0	0
COMPUTER SUPPORT	—	5	5
OFFICE SUPPLIES	10	9	(0)
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	—	2	2
PROFESSIONAL FEES	—	8	8
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	1	1	(1)
USE TAX/SALES TAX	143	151	8
CONTRIBUTIONS	0	0	0
INTEREST	—	(2)	(2)
MISCELLANEOUS	—	0	0
MANAGEMENT FEE/(RECEIPT)	—	110	110

TOTAL G&A	511	668	157

TOTAL CASH DISBURSEMENTS	3,450	3,841	391

NET CASH FLOW	206	182	24

HALO Industries, Inc.
February 2003

Case # 02 B 12059

Exhibit D—Statement of Inventory, Payroll Information and Status of Payments to Secure Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059
FOR MONTH ENDING FEBRUARY, 2003

STATEMENT OF INVENTORY

Beginning inventory	$736,837.27
Add: purchases	$45,606.27
Less: goods sold (cost basis)	$120,741.98
Ending inventory	$661,701.56

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$526,415.44
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT Page 4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	LEE WAYNE CORPORATION	CASE NO.:	02 B 13224
FOR MONTH ENDING FEBRUARY, 2003

STATEMENT OF INVENTORY

Beginning inventory	$553,432.49
Add: purchases	$45,513.77
Less: goods sold (cost basis)	$138,551.94
Ending inventory	$460,394.32

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$301,776.88
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
Pitney Bowes-CUCA	Quarterly	$201.00	0	$0.00
Pitney Bowes-BRLA	Quarterly	$207.56	0	$0.00
Pitney Bowes-CORP	Quarterly	$332.24	0	$0.00
Wells Fargo Financing	Monthly	$1,087.00	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT Page 4

HALO Industries, Inc.
February 2003

Case # 02 B 12059

Exhibit F—Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059

          FOR MONTH ENDING FEBRUARY, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes	(X)	No	( )
2.	FICA withholdings	Yes	(X)	No	( )
3.	Employee's withholdings	Yes	(X)	No	( )
4.	Employer's FICA	Yes	(X)	No	( )
5.	Federal Unemployment Taxes	Yes	(X)	No	( )
6.	State Income Tax	Yes	(X)	No	( )
7.	State Employee withholdings	Yes	(X)	No	( )
8.	All other state taxes	Yes	( )	No	(X)

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $92,000 due December 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

OPERATING REPORT    Page 6

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
January 1, 2003 to January 31, 2003

DATE SUBMITTED:	4/2/03
DATE REQUIRED:	2/14/03
								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Discount/Adj.
PAYTO	13824	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$16.81	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	16.83	(0.02 0.00)
PAYTO	23922	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTX	13840	20	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	25578	20	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
		20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	13828	20	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	13826	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$0.29	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.29	0.00
PAYTX	12790	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	13829	20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTX	15880	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$44.00	X	X	0-HI-HALO-3500-STCO-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	45.00	(1.00 0.00)
PAYTO1	23382	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$23.13	X	X	0-HI-HALO-3500-STCO-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	23.25	(0.12 0.00)
PAYTO	13834	20	State Tax Commission PO Box 76 Boise, ID 83707	$451.74	X	X	0-HI-HALO-3500-STID-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	451.74	0.00
PAYTX	14260	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	804.41	X	X	0-HI-HALO-3500-STMI-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	810.41	due on the 15th (6.00 —)
PAYTX	1994	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$691.00	X	X	0-HI-HALO-3500-STMN-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	691.68	(0.68)
PAYTO1	14259	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$1,604.51	X	X	0-HI-HALO-3500-STNC-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	1,604.51	due on the 15th
PAYTO	13837	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$302.39	X	X	0-HI-HALO-3500-STNJ-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	302.39
PAYTX	13833	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$2,197.04	X	X	0-HI-HALO-3500-STNY-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-1250-CCA-CORP-00-00	2,197.04	0.00
PAYTAX	3568	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$925.52	X	X	0-HI-HALO-3500-STOH-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	932,51	due on the 15th (6.99 0.00)
PAYTO	13835	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$195.69	X	X	0-HI-HALO-3500-STSC-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	199.68	(3.99 0.00)

PAYTX	28769	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$177.73	X	X	0-HI-HALO-3500-STVA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-1250-CCA-CORP-00-00	182.60	(4.87 0.00)
PAYTO	22156	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$194.83	X	X	0-HI-HALO-3500-STWA-CORP-00-00 0-HI-HALO-8760-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	194.83	0.00 0.00 0.00
Qtrly PAYTX1	16090	30	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—	X	X	0-HI-HALO-8760-0000-CORP-00-00		0.00

Subtotal of checks required				7,629.09				7,652.76	(23.67)

EFT's			NO CHECKS ARE REQUIRED	EFT's
	24/30	24	California Board of Equalization	$4,496.00	X	X	0-HI-HALO-3500-STCA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	4,496.00	0.00
PAYTX	10614	28	Commissioner of Revenue Services	$39.93	X	X	0-HI-HALO-3500-STCT-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	39.93	0.00
EDI Return & Payment		20	Florida Dept of Revenue	$1,107.68	X	X	0-HI-HALO-3500-STFL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	1,136.16	(28.40 (0.08	) )
		20	Georgia Dept of Revenue	$504.50	X	X	0-HI-HALO-3500-STGA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	520.11	(15.60 (0.01	) )
Prepays	5/7/02	7	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
Prepays	5/15/02	15	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
Prepays	5/22/02	22	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
Prepays	5/31/02	31	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
		20	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-3845-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-8890-0000-CORP-00-00	(176.33 0.00)	197.00 (21.00 0.33 0.00)
		20	Indiana Dept of Revenue	$317.76	X	X	0-HI-HALO-3500-STIN-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	320.42	(2.66 0.00)
		20	PA Dept of Revenue	$44.68	X	X	0-HI-HALO-3500-STPA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	45.13	(0.45 0.00)
		20	Tennessee Department of Revenue	$1,471.00	X	X	0-HI-HALO-3500-STTN-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	1,470.90	0.10
		20	Texas Dept of Revenue	$5,292.73	X	X	0-HI-HALO-3500-STTX-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	5,319.33	(26.60 0.00)
		20	Wisconsin Department of Revenue	$56.91	X	X	0-HI-HALO-3500-STWI-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	66.91	(10.00 0.00)

Subtotal of EFTS				$13,331.19				$13,238.56	$92.63

Total Sales Tax Payments				$20,960.28				$20,891.32	$68.96

Check Disbursements By Date:
Check Disbursements Post Marked the 15th	$3,334.44
Check Disbursements Post Marked the 20th	$4,099.82
Check Disbursements Post Marked the 25th	$194.83
Check Disbursements Post Marked the 28th	$—
Check Disbursements Post Marked the 30th	$—
Check Disbursements Post Marked the 31th	$—
Total Checks	$7,629.09

EFT Disbursements By Date:
EFT Disbursements Posted By Bank On 7th:	$—
EFT Disbursements Posted By Bank On 8th:	$—
EFT Disbursements Posted By Bank On 15th:	$—
EFT Disbursements Posted By Bank On 20th:	$8,795.26
EFT Disbursements Posted By Bank On 22th:	$—
EFT Disbursements Posted By Bank On 24th:	$4,496.00
EFT Disbursements Posted By Bank On 28th:	$39.93
EFT Disbursements Posted By Bank On 30th:	$—
EFT Disbursements Posted By Bank On 31th:	$—
Total EFT Disbursements	$13,331.19

Total Disbursements	$20,960.28

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	California Board of Equalization PO Box 942879 Sacramento, CA 94279-0001	4,496.00	0.00		4,496.00
month of:	December-02	Due on 23/24 by 3:00 PST
Step 1 (Dial)	1-800-554-7500 then 1	(1 day settlement allowed)
Step 2	blank
Step 3 (Select BOE)	1#
Step 4 (Select tax payment)	1#
Step 5 (BOE permit number)	30693090
Step 6 (Security Code)	9296
Step 7 (tax type code)	04100	04101, 04102, 04100
Step 8 (Period End Date)	12/31/02
Step 9 (Tax Amount)	449600
Step 10 (Penalty)	0
Step 11 (Interest Amount)	0
Step 12 (Total Amount)	449600
Step 13 (Verification Code)	25	Sum of digits + number of digits
Step 14 (Bank Debit Date)	01/31/03	Next business day (Use 25th made on 24th)
Step 15 (Reference #)	54423
Step 16 (Disconnect)	1#
Date Called	01/15/03
Time Called	9:32AM

Approved by	Jeff Link, Director of Tax/Finance	Date

04101	First Prepayment
04102	Second Prepayment
04100	Return Payment

Note: Per Joanne (operator number 825) the payment of $67,033.00 will debit on 2/20/02 and will not debit twice.

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Commissioner of Revenue Services Department of Revenue Serv P.O. Box 5030 Hartford, CT 06102-5030	39.93	0.00		39.93
month of:	December-02	Due on 29th by 5pm CST
1. (Dial)	1-800-733-8872
2. (EFT ID #)	47559#
3. (Tax Registration Number)	94722180000#
4. (EFT Password)	309#
5. (EFT Tax Type Code)	04100#
5a (If correct=1#, else 0#)	1#
6. (Tax Period End Date)	12/31/02#
7. (Amt of Tax Payment)	39*93	Replace decimal with an asterisk *
7a. (Check Digit)	21	Sum of the digits + number of digits
7b. (If correct=1#, else 0#)	1#
8. (Effective Date of payment)	01/31/03#	30th or following Monday if holiday
8a (If correct=1#, else 0#)	1#
9. (Confirmation Number)	8219795	Given by system
10. (Exit system)	3#
Date Called	01/15/03
Time Called	9:39AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	HA-LO
		3500	5800	Total
PAYEE:	Florida Dept. of Revenue 5050 W. Tennessee St. Tallahassee, FL 32314	1,107.76	(28.48)	1,107.68 SDI Return & Payment
month of:	Dec-02	Due on 19th by 3:45 EST
1. (Dial)	1-800-477-4829, then 1
2. (Company ID#)	1010*449674
3. (tax payment amount)	110768
4. (tax period)	12/31/02
5. (payment type)	1
6. (verification code)		starting with right most digit, mult by 1 then alt digits by 2. Add product of digits to number of digits.
7. (confirmation code)
Date Sent
Time Sent
Date Confirmed
Time Confirmed

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Georgia Dept. of Revenue Department of Revenue PO Box 105296 Atlanta, GA 30348	520.11	(15.61)		504.50
month of:	Dec-02	Due on 19th by 3:00 EST
1. (Dial)	1-800-477-4829, then 1
2. (Identification #)	1165*030386
3. (tax payment amount)	50450
4. (tax period end date)	12/31/02
5. (verification code)	22	Sum of digits + number of digits
6. (confirmation code)	6442
7.	correct
8.	Thank you.Good-bye.
Date Called	01/15/03
Time Called	9:46AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT		HALO
		3500 1st Pmt	3500 2nd Pmt	3500 3rd Pmt	3500 4th Pmt
PAYEE:		Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796				—
month of:			December-02	December-02	December-02	December-02
(Dial)			1-888-453-6789
IBT Number			2059-8556	2059-8556	2059-8556	2059-8556
Password			9296	9296	9296	9296
Tax type code			0412	0412	0412	0412
			1#	1#	1#	1#
Tax period end date
Payment amount			$0.00	$0.00	$0.00	$0.00
			1#	1#	1#	1#
Debit date confirmation number:
			2#	2#	2#	1#
Date Called						10/18/2002
Time Called					9:10AM
03/21/03
Approved by		Jeff Link, Director of Tax		Date

	0412	Sales & Use Qtr-Mnthly Tax Payments
	0411	ST-1 Sales and Use Tax Return Payment

ACH DEBIT		HALO
		3500	5800	Total
PAYEE:		Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796	#REF!	(21.00)	—
month of:		December-02
1.	(Dial)	1-888-453-6789
2.	IBT Number	2059-8556
3.	Password	9296
4.	Tax Type Code	0411
5.	Tax Period End Date	12/31/2002
6.	Payment Amount	—
7.	Debit Date	none
8.	Confirmation Number:
Date Called
Time Called

Approved by		Jeff Link, Director of Tax	Date

0412		Sales & Use Qtr-Mnthly Tax Payments
0411		ST-1 Sales and Use Tax Return Payment

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Indiana Dept of Revenue Department of Revenue PO Box 7218 Indianapolis, IN 462??	320.42	(2.66)	317.76
month of:	December-02	Due on 19th by 4:00 EST
0. (Dial)	1-800-232-0059
1.	1#
2.	(none)
3. (Tax ID #)	0005164630001
4.	# to accept
5. (Access Code)	5149
6. (Tax Type Code)	0019
7.	# to accept
8. (Report Tax Payment)	1#
9. (Tax Due Date)	01/20/03
10.	# to accept
11. (tax amount)	31776
12.	# to accept
13. (verification code)	36	Sum of digits + number of digits
14.	01/21/03	Payment due date or earlier
15.	# to accept
16. (reference number)	55338
17.	1# to disconnect
Date Called	01/15/03
Time Called	9:52AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Pennsylvania Dept. of Revenue	45.13	(0.45)	44.68
month of:	December-02	Due on 19th by 4:45 EST
1. (Dial)	1-800-950-1381, then 1
2. (Inform report ID #)	2311086298
3. (Total Tax Payment)	4468
4. (Tax Period End Date)	12/31/02
5. (Payment Due Date)	01/20/03	20th or following Monday if holiday
6. (verification code)	19	Sum of digits + number of digits
7. (reference #)	55584
8.	1# for no other taxes to report
Date Called	01/15/03
Time Called	10:01AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Tennessee Dept of Revenue Andrew Jackson State Office Building, Nashville, TN 37242	1,470.90	0.10	1,471.00
Tax period	Dec-02	Due 19th by 3pm CST
1. (Dial)	1-800-568-1300
2. (Tax type)	29#
3. (Federal or State Code)	19#
4. (Bank Number)	0022#
5. Taxpayer ID Number	100291570#
6. (Personal ID #)	3861
7. (Tax Code)	02001#
8. (Tax Period)	12/2002	Enter manually
9. (Payment Amount)	147100
10. (Settlement Date)	01/21/2003	20th or following Monday if holiday
11.	Wait for processing
12. (EFT # and validation) (To repeat EFT/Validation # press * to repeat)	07730479/14	8 digit/2 digit
13. (Verification Code)	Thank You, Good-bye 14	Sum of digits + number of digits
Date Called	01/15/03
Time Called	10:06AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Texas Comptroller of Public Accounts State Treasurer, John Sharpe, 111 E. 117th Street	5,319.33	#REF!	5,292.73
month of:	December-02
1. (Dial)	1-800-636-4003
2. (ID number)	67286
3. (location number)	10798
4. (password)	468
5.	1 to add a transaction
6. (total payment amount) (check digit)	5,292.73	Enter * for decimal point Sum of digits + number of digits
7. (T-Code)	26020
8. (Filing Period)	0012	Enter manually
9. State sales tax pmt		Enter manually from return, enter * for decimal point
10. Local sales tax pmt		Enter manually from return, enter * for decimal point
11. (Settlement date)	1 to accept settlement date	20th or following Monday if holiday
12. (Trace number)
13.	9 to exit
Date Called
Time Called

Approved by	Jeff Link, Director of Tax	Date

ADP Provides our Payroll Services

Aaron Hershey
ADP
100 Northwest Point Blvd
Elk Grove Village, IL 60007-1018
Phone: 847-718-2760
Fax: 847-364-5777

Account: WHJ

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
January 1, 2003 to January 31, 2003

DATE SUBMITTED:	4/2/03
DATE REQUIRED:	2/14/03
								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Amount		Registration #
	64160	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$774.07	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	774.07			68SU-23627
	8324	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00			4896-1
		20	Randy Godeke, Director Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$24.96	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	26.27	(1.31)
		20	Madison County Sales Tax Department 100 North Side Square Huntsville, AL 35801-4820	$29.04	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	30.57	(1.53)
Morgan		20	Morgan County Sales Tax Office P.O. Box 1848 Decatur, AL 35602	$17.48	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	18.40	(0.92)		91208
	3839	20	Tax Trust Acct. Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725	$215.67	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	215.67
Quarterly	65228	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
	66096	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$287.25	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	290.15	(2.90)
CITYH		20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$245.89	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	245.89	0.00		301978-0001
	61395	20	Arizona Department of Revenue PO Box 29010 Phoenix, AZ 85038	$2,878.60	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	2,878.6	0.00		07 583231-T
	66073	20	Phoenix City Treasurer PO Box 29690 Phoenix, AZ 85038-9690	$83.80	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	83.80
	7753	20	City of Tempe Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618	$29.74	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	29.74
	65556	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$1,175.00	x	x	0-HI-LWCO-3500-STCO-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,216.17	(41.00 (0.17	) )	09-93242-0000

								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Amount		Registration #
	8463	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$459.32	x	x	0-HI-LWCO-3500-STCO-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	461.63	(2.31)
	64194	28	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$2,276.00	x	x	0-HI-LWCO-3500-STCT-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	2,276.00	0.00		9573684-000
	65735	20	Georgia Sales & Use Tax Division Department of Revenue P.O. Box 105296 Atlanta, GA 30348	$2,683.54	x	x	0-HI-LWCO-3500-STGA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	2,766.54	(83.00 0.00)		17542259
IIAADE	20/30	20	Sales/Use Processing Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412	$135.19	x	x	0-HI-LWCO-3500-STIA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	135.19	0.00		2-00-141260
	62370	20	Indiana Dept of Revenue P.O. Box 7218 Indianaopolis, IN 46207-7218	$4,097.44	x	x	0-HI-LWCO-3500-STIN-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	4,131.73	(34.29 0.00)		0101805675
	62645	25	Kansas Department of Revenue Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001	$1,565.73	x	x	0-HI-LWCO-3500-STKS-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,565.73	0.00		115-7377
	65157	20	Kentucky State Treasurer Revenue Cabinet Frankfort, KY 40619	$171.47	x	x	0-HI-LWCO-3500-STKY-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	174.52	(3.05 0.00)		074166
	5719	20	Department of Revenue and Taxation PO BOX 3138 Baton Rouge, LA 70821-3138	$1,571.00	x	x	0-HI-LWCO-3500-STLA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,588.29	(17.00 (0.29	) )	1677467-001 0
	5732	20	City of Baton Rouge Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821	$1,194.83	x	x	0-HI-LWCO-3500-STLA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,206.90	(12.07)		70-00590-850
	61177	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$1,665.08	x	x	0-HI-LWCO-3500-STMA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,665.08	0.00		364-254-338
	64189	20	State of MD- Comptroller of the Treasury Revenue Administration Division Remittance Processing Center 110 Carroll Street Anapolis, MD 21411-0001	$596.55	x	x	0-HI-LWO-3500-SRMD-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	600.15	(3.60 0.00)		09171817
	63030	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$9,026.76	x	x	0-HI-LWCO-3500-STMI-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	9,056.95	(30.19 0.00)		36-4254338 due on the 15th
	63050	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$2,216.00	x	x	0-HI-LWCO-3500-STMN-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	2,216.27	(0.27)
	61390 20/30	20	Missouri Department of Revenue Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105	$1,142.75	x	x	0-HI-LWCO-3500-STMO-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,169.26	(23.32 (3.19	) )	16879457
	63245	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$3,864.53	x	x	0-HI-LWCO-3500-STNC-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	3,864.53			600194749 due on the 15th

								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Amount		Registration #
	63242	28	Office of State Tax Commissioner State Capitol 600 East Bfoulevard Ave Bismark, ND 58505-0599	$501.77	x	x	0-HI-LWCO-3500-STND-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	504.21	(2.44 0.00)
	65295	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$471.44	x	x	0-HI-LWCO-3500-STNJ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	471.44	0.00		364-254-338/000
	65099	25	State of New Mexico Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM. 87504-5128	$249.49	x	x	0-HI-LWCO-3500-STNM-CORP-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	249.49	0.00 0.00		02-373-800-00-6
	65215	28	Nevada Department of Taxation P.O. Box 98560 Las Vegas, NV 89193-8560	$1,604.11	x	x	0-HI-LWCO-3500-STNV-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,624.42	(20.31 0.00)		943953978
	63239	20	NYS Sales Tax Processing General Post Office P.O Box 1208 New York, NY 10116-1208	$3,983.34	x	x	0-HI-LWCO-3500-STNY-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	3,983.34	0.00 0.00		TF1419053
	65176	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$7,648.18	x	x	0-HI-LWCO-3500-STOH-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	7,705.98	(57.79 (0.01	) )	99037439 due on the 15th
	63330	15	Oklahoma Tax Commission Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850	$382.47	x	x	0-HI-LWCO-3500-STOK-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	391.37	(8.92 0.02)		606170 due on the 15th
	64193	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$4,212.24	x	x	0-HI-LWCO-3500-STSC-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	4,298.22	(85.98 0.00)		09924146-7
	64196	20	Tennessee Department of Revenue Andrew Jackson State Office Building Nashville, TN 37242	$4,113.00	x	x	0-HI-LWCO-3500-STTN-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	4,112.51	0.49		102742203
Note: New Address	61175	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$891.27	x	x	0-HI-LWCO-3500-STVA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	915.69	(24.42 0.00)		0018532697
	64198	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$1,508.80	x	x	0-HI-LWCO-3500-STWA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-8760-0000-CORP-00-00	1,417.93	0.00 90.87		601921287

Subtotal of checks required				$63,993.80				$64,362.70	$(368.90)

							3500 acct debit (credit)	other accts debit (credit)
Vendor #	Pay Day	Payable To/ Address	Total Amount of Check
				CL	JL	G/L Account No.	Amount	Amount	Registration #
EFT's — NO CHECKS REQUIRED
			EFT's
64182	24	Board of Equalization	$31,417.00	x	x	0-HI-LWCO-3500-STCA-CORP-00-00	31,417.00	SCOHA97579643
EFT Payment		PO Box 942879				0-HI-LWCO-5800-0000-CORP-00-00		0.00
24/30		Sacramento, CA 94279-0001
64187	20	Florida Dept. of Revenue	$3,247.49	x	x	0-HI-LWCO-3500-STFL-CORP-00-00	3,277.65	78-11088557-20-2
EDI Return & Payment		5050 W. Tennessee Street				0-HI-LWCO-5800-0000-CORP-00-00		(30.00)
		Tallahassee, FL 32314-6527				0-HI-LWCO-5800-0000-CORP-00-00		(0.16)
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Payment	20	Illinois Department of Revenue	$9,705.00	x	x	0-HI-LWCO-3500-STIL-CORP-00-00	9,382.82
3/20/02		Retailers Occupation Tax Springfield, Illinois 62796				0-HI-LWCO-3845-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00		508.00 (186.00 0.18)
65156	20	PA Dept of Revenue	$4,742.84	x	x	0-HI-LWCO-3500-STPA-CORP-00-00	4,790.75	81061172
EFT Payment		Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406				0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00		(47.91 0.00)
64195	20	State Treasurer	$5,237.30	x	x	0-HI-LWCO-3500-STTX-CORP-00-00	5,263.62	1-36-4254388-6
EDI Return & Payment		John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100				0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00		(26.32 0.00)
64945	20	Wisconsin Department of Revenue Drawer Number 389 Milwaukee, WI 53293	$781.32	x	x	0-HI-LWCO-3500-STWI-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	791.32	(10.00 0.00)	UT24605

Subtotal of EFT's required			$55,130.95				$54,923.16	$207.79

		Grand total	$119,124.75				$119,285.86	$(161.11)

		Check Disbursements By Date:
		Check Disbursements Post Marked the 15th	$20,921.94
		Check Disbursements Post Marked the 20th	$35,365.96
		Check Disbursements Post Marked the 25th	$3,324.02
		Check Disbursements Post Marked the 28th	$4,381.88
		Check Disbursements Post Marked the 30th	$—
		Check Disbursements Post Marked the 31th	$—
		Total Checks	$63,993.80

		EFT Disbursements By Date:
		EFT Disbursements Posted By Bank On 20th	$23,713.95
		EFT Disbursements Posted By Bank On 24th	$31,417.00
		EFT Disbursements Posted By Bank On 28th	$—
		EFT Disbursements Posted By Bank On 30th	$—
		EFT Disbursements Posted By Bank On 31th	$—
		Total EFT Disbursements	$55,130.95

		Total Disbursements	$119,124.75

ACH DEBIT	Lee Wayne Corporation
		3500	5800	Total
PAYEE:
EFT Starting: 1/01/01	California Board of Equalization, PO Box 942879 Sacramento, CA. 94279-0001	31,417.00	0.00		31,417.00
month of:	December-02	Due on 23/24 by 3:00 PST
Step 1 (Dial)	1-800-554-7500 then 1	(1 day settlement allowed)
Step 2	blank
Step 3 (Select BOE)	1#
Step 4 (Select tax payment)	1#
Step 5 (BOE permit number)	97579643
Step 6 (Security Code)	1234
Step 7 (tax type code)	04100	04101, 04102, 04100
Step 8 (Period End Date)	12/31/02
Step 9 (Tax Amount)	31,417.00
Step 10 (Penalty)	0
Step 11 (Interest Amount)	0
Step 12 (Total Amount)	31,417.00
Step 13 (Verification Code)	28	Sum of digits + number of digits
Step 14 (Bank Debit Date)	01/31/03	Next business day (Use 25th made on 24th)
Step 15 (Reference #)	56571
Step 16 (Disconnect)	1#
Date Called	01/15/03
Time Called	10:23AM

Approved by	Jeff Link, Director of Tax	Date

04101	First Prepayment
04102	Second Prepayment
04100	Return Payment

ACH DEBIT	Lee Wayne Corporation
		3500	5800	Total
EFT Starting: 8/01/00
PAYEE:	Florida Dept of Revenue 5050 W. Tennessee St. Tallahassee, FL. 32314-6527	3,277.65	(30.16)		3,247.49
EDI Return & Payment
month of:	Dec-02	Due on 19th by 3:45 EST
1. (Dial)	1-800-477-4829, then 1
2. (Company ID#)	1010*809109
3. (tax payment amount)	324749
4. (tax period)	11/30/02
5. (payment type)	1
6. (verification code)		starting with right most digit, mult by 1
7. (confirmation code)	EDI Return & Payment	then alt digits by 2. Add product of digits
Date Sent		to number of digits.
Time Sent
Date Confirmed
Time Confirmed

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	Lee Wayne Corporation
EFT Starting: 7/01/00		3500 1st Pmt	3500 2nd Pmt	3500 3rd Pmt	3500 4th Pmt

PAYEE:	Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796
month of:
(Dial)		1-888-453-6789	December-02	December-02	December-02
IBT Number		2981-4049	2981-4049	2981-4049	2981-4049
Password		1234	1234	1234	1234
Tax type code		0412 1#	0412 1#	0412 1#	0412 1#
Tax period end date
Payment amount		$0.00 1#	$0.00 1#	$0.00 1#	$0.00 1#
Debit date confirmation number:		2#	2#	2#	1#
Date Called Time Called
03/21/03
Approved by	Jeff Link, Director of Tax	Date
0412 Sales & Use Qtr-Mnthly Tax Payments 0411 ST-1 Sales and Use Tax Return Payment

ACH DEBIT	Lee Wayne Corporation
EFT Starting: 8/01/00			3500	5800	Total
PAYEE:	Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796		9,382.82	(185.82)	9,705.00
month of:	December-02
1. (Dial)	1-888-453-6789, then 1
2. IBT Number	2981-4049
3. Password	1234
4. Tax Type Code	0411
5. Tax Period End Date	12/31/2002
6. Payment Amount		9,705.00
7. Debit Date
8. Confirmation Number:
Date Called Time Called

Approved by	Jeff Link, Director of Tax	Date
	0412 Sales & Use Qtr-Mnthly Tax Payments 0411 ST-1 Sales and Use Tax Return Payment

ACH DEBIT	Lee Wayne Corporation
		3500	5800	Total
PAYEE:	Pennsylvania Dept. of Revenue
		4,790.75	(47.91)	4,742.84
month of:	December-02	Due 19th by 4:45 EST
1. (Dial)	1-800-950-1381, then 1
2. (Inform report ID #)	2311177535
3. (Total Tax Payment)	474284
4. (Tax Period End Date)	12/31/02
5. (Payment Due Date)	01/20/03	20th or following Monday if holiday
6. (verification code)	32	Sum of digits + number of digits
7. (reference #)	56788
8.	1# for no other taxes to report
Date Called	01/15/03
Time Called	10:29AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	LWCO
		3500	5800	Total
PAYEE:	Texas Comptroller of Public Accounts State Treasurer, John Sharpe	5,263.62	(26.32)	5,237.30
		EDI Return & Payment
month of:	December-02
1. (Dial)	1-800-636-4003
2. (ID number)	67286
3. (location number)	38170
4. (password)	340
5.	1 to add a transaction
6. (total payment amount) (check digit)	5237.30	Enter * for decimal point Sum of digits + number of digits
7. (T-Code)	26020
8. (Filing Period)	0012	Enter manually
9. State sales tax pmt		Enter manually from return, enter * for decimal point
10. Local sales tax pmt		Enter manually from return, enter * for decimal point
11. (Settlement date)	1 to accept settlement date 20th or following Monday if holiday
12. (Confirm number)
13.	9 to exit
Date Sent & Confirmed
Time Sent & Confirmed

Approved by	Jeff Link, Director of Tax	Date

HALO Industries, Inc.
February 2003

Case # 02 B 12059

Exhibit G—Profit and Loss Statement

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
February 28, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$4,093,465	$220,129,571
Less: Returns and Allowances	—	(83)
Net Revenue	$4,093,465	$220,129,488
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	2,591,083	149,415,048
Gross Profit	1,502,382	70,714,440
OPERATING EXPENSES
Advertising	396	158,931
Auto and Truck Expenses	266	51,133
Bad Debts	12,850	5,192,508
Contributions
Employee Benefits Programs	128,018	3,500,881
Insider Compensation*	724,614	39,015,329
Insurance	40,758	998,074
Management Fee/Bonuses	49,832	1,935,141
Office Expense	17,179	584,971
Pension & Profit Sharing Plans
Repairs and Maintenance	8,289	738,422
Rent and Lease Expense	179,354	8,818,008
Salaries/Commission/Fees	553,001	22,598,984
Supplies	12,188	774,592
Taxes—Payroll	54,957	1,708,212
Taxes—Real Estate
Taxes—Other	5,713	730,606
Travel and Entertainment	23,900	1,220,747
Utilities	6,218	452,902
Other (attach schedule)	314,525	23,662,471
Total Operating Expenses Before Depreciation	2,132,058	112,141,911
Depreciation/Depletion/Amortization	218,331	6,968,440
Net Profit (Loss) Before Other Income & Expenses	(848,008)	(48,395,911)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	20,149	445,763
Interest Expense	(46,230)	(316,719)
Other Expense (attach schedule)	(5)	1,793,339
Net Profit (Loss) Before Reorganization Items	(874,094)	(46,473,528)
REORGANIZATION ITEMS
Professional Fees	441,389	15,179,141
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(2,385)	(234,444)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	439,004	10,313,467
Income Taxes	11,210,522	9,342,422
Net Profit (Loss)	$(12,523,620)	$(66,129,417)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS — continuation sheet
February 28, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	37,022	701,889
Sample amortization	16,416	726,859
Marketing	—	11,721
Catalogs	771	5,560,673
Promotion and business development	—	37,501
Exhibit & show expnses	18,808	507,774
National meeting expense	—	(40,496)
Regional meeting expense	—	3,500
Royalty fees	37,803	1,262,231
Recruiting expense	4,139	35,066
Telemarketing—phone	13,105	72,310
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	78,187	3,357,380
Postage and freight	25,947	2,180,822
Bank fees/credit card charges	31,481	1,410,861
Computer expenses	19,680	720,311
Public company expenses	31,128	898,986
Other	38	6,028,654
Allocation Exp	—	186,429
Total Other	314,525	23,662,471

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
February 28, 2003

        The Statement of Operations is to be prepred on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$1,086,932	$140,880,229
Less: Returns and Allowances	—	(83)
Net Revenue	$1,086,932	$140,880,146
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	726,599	100,382,298
Gross Profit	360,332	40,497,848
OPERATING EXPENSES
Advertising	396	155,904
Auto and Truck Expenses	—	46,679
Bad Debts	3,266	4,938,633
Contributions
Employee Benefits Programs	104,874	2,710,572
Insider Compensation*	174,802	23,908,333
Insurance	29,436	831,237
Management Fee/Bonuses	49,832	1,770,059
Office Expense	5,377	374,109
Pension & Profit Sharing Plans
Repairs and Maintenance	2,224	568,640
Rent and Lease Expense	116,315	7,485,896
Salaries/Commission/Fees	347,360	16,840,326
Supplies	3,649	547,710
Taxes—Payroll	30,895	1,251,584
Taxes—Real Estate
Taxes—Other	4,093	716,254
Travel and Entertainment	18,918	969,224
Utilities	4,136	368,944
Other (attach schedule)	138,734	13,442,089
Total Operating Expenses Before Depreciation	1,034,305	76,926,193
Depreciation/Depletion/Amortization	333,518	4,395,517
Net Profit (Loss) Before Other Income & Expenses	(1,007,491)	(40,823,862)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	910	10,789
Interest Expense	(44,323)	5,121,493
Other Expense (attach schedule)	(5)	1,682,292
Net Profit (Loss) Before Reorganization Items	(1,050,909)	(34,009,288)
REORGANIZATION ITEMS
Professional Fees	439,781	15,155,757
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(2,385)	(234,444)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	437,396	10,290,083
Income Taxes	11,210,522	11,210,522
Net Profit (Loss)	$(12,698,826)	$(55,509,893)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
February 28, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	16,416	726,859
Marketing	—	10,472
Catalogs	400	5,377,280
Promotion and business development	—	25,145
Exhibit & show expnses	4,167	221,831
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	4,367	254,918
Recruiting expense	25	976
Telemarketing—phone	484	7,902
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	54,684	2,712,591
Postage and freight	6,596	1,784,129
Bank fees/credit card charges	7,026	1,006,266
Computer expenses	12,611	561,165
Public company expenses	31,128	868,986
Other	829	5,841,425
Allocation Exp	—	(5,988,571)
Total Other	138,734	13,442,089

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
February 28, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$569	$2,523,985
Less: Returns and Allowances	—	—
Net Revenue	$569	$2,523,985
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	—	1,572,316
Gross Profit	569	951,670
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	245	64,984
Insider Compensation*	—	277,042
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	—	3,564
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	7,811
Salaries/Commission/Fees	—	542,194
Supplies	—	1,025
Taxes—Payroll	—	59,782
Taxes—Real Estate
Taxes—Other	—	—
Travel and Entertainment	—	10,681
Utilities	—	105
Other (attach schedule)	53	165,827
Total Operating Expenses Before Depreciation	298	1,140,015
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	271	(188,346)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	238,594
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	271	50,249
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$271	$50,249

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
February 28, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expnses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	—	6,446
Postage and freight	—	1,319
Bank fees/credit card charges	53	(1,150)
Computer expenses	—	2,962
Public company expenses	—	—
Other	—	0
Allocation Exp	—	156,250
Total Other	53	165,827

Lee Wayne Co.
STATEMENT OF OPERATIONS
(Income Statement)
February 28, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$3,006,534	$79,249,342
Less: Returns and Allowances	—	—
Net Revenue	$3,006,534	$79,249,342
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	1,864,484	49,032,750
Gross Profit	1,142,050	30,216,592
OPERATING EXPENSES
Advertising	—	2,121
Auto and Truck Expenses	266	4,453
Bad Debts	9,585	231,786
Contributions
Employee Benefits Programs	23,144	665,825
Insider Compensation*	549,812	15,106,997
Insurance	11,322	166,837
Management Fee/Bonuses	—	—
Office Expense	11,802	205,390
Pension & Profit Sharing Plans
Repairs and Maintenance	6,066	168,308
Rent and Lease Expense	63,039	1,095,404
Salaries/Commission/Fees	205,641	4,627,816
Supplies	8,540	226,881
Taxes—Payroll	24,063	380,467
Taxes—Real Estate
Taxes—Other	1,620	14,352
Travel and Entertainment	4,982	230,295
Utilities	2,082	72,173
Other (attach schedule)	177,041	10,023,085
Total Operating Expenses Before Depreciation	1,099,004	33,222,190
Depreciation/Depletion/Amortization	(115,187)	1,885,839
Net Profit (Loss) Before Other Income & Expenses	158,233	(4,891,437)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	19,239	434,267
Interest Expense	(1,907)	(118,836)
Other Expense (attach schedule)	—	111,046
Net Profit (Loss) Before Reorganization Items	175,565	(4,464,959)
REORGANIZATION ITEMS
Professional Fees	1,609	79,863
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,609	79,863
Income Taxes	—	(1,868,100)
Net Profit (Loss)	$173,956	$(2,676,723)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
STATEMENT OF OPERATIONS — continuation sheet
February 28, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	37,022	674,674
Sample amortization	—	—
Marketing	—	1,249
Catalogs	371	183,393
Promotion and business development	—	—
Exhibit & show expnses	14,642	285,943
National meeting expense	—	(40,496)
Regional meeting expense	—	—
Royalty fees	33,436	1,007,313
Recruiting expense	4,114	34,090
Telemarketing—phone	12,621	64,409
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	23,503	640,899
Postage and freight	19,352	396,852
Bank fees/credit card charges	24,455	404,536
Computer expenses	7,068	119,196
Public company expenses	—	30,000
Other	459	46,029
Allocation Exp	—	6,175,000
Total Other	177,041	10,023,085

HALO Industries, Inc.
February 2003

Case # 02 B 12059

Exhibit H—Balance Sheet

Category: ACTUAL
HALO DIP
Consolidated Balance Sheet
February, 2003 M.YTD
(Unaudited)

	HALO with Detroit Integration	CCA— Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	(379,542)	0	399	(379,144)
Short-term investments	736,571			736,571
Receivables:
Trade receivables	(652,441)	(470,976)	0	(1,123,417)
Other receivables	877,357			877,357
Intercompany receivables	157,514,943	0	2,002,171	159,517,115
Inventory	848,245	0		848,245
Prepaid expenses and deposits	1,460,601	0	14,609	1,475,210
Current Assets	160,405,734	(470,976)	2,017,179	161,951,936
PROPERTY AND EQUIPMENT
Property and equipment	19,734,598	0		19,734,598
Accumulated Deprec Property & equipment	(14,900,561)	0		(14,900,561)
Total Property & Equipment, Net	4,834,036	0		4,834,036
Intangible assets, net	8,948,220			8,948,220
Other	217,143,737		(10,504)	217,133,233
Total Other assets	226,091,957		(10,504)	226,081,453
Total Assets	391,331,727	(470,976)	2,006,675	392,867,426
LIABILITIES CURRENT LIABILITIES
Accts Payable—Pre	26,277,960	1,383,165	46,393	27,707,518
Accts Payable—Post	5,438,669	(476,266)	(26,969)	4,935,435
Accrued Expenses:
Accrued commisions and wages	524,759		(0)	524,759
Accrued other expenses	(1,671,333)	18,114	0	(1,653,219)
Customer deposits	71,858	147	0	72,005
Reserve for Restructuring	4,621,711			4,621,711
Total current liabilities	35,263,624	925,161	19,424	36,208,208
Long-Term Debt	37,032			37,032
Other Liabilities	20,455		0	20,455
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	412,724,364			412,724,364
Unamortized compensation	26,110,825			26,110,825
Cumulative translation account	(686,332)	0		(686,332)
Retained Earnings—Ending	(127,155,195)	(5,039,871)	1,987,251	(130,207,816)
Liabilities and shareholders' equity	394,975,462	(4,114,711)	2,006,675	392,867,426

Chapter 11
BALANCE SHEET
February 28, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,312,172)	1,099,951
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	5,107,209	55,773,499
Notes Receivable	—	—
Inventories	1,430,706	14,101,006
Prepaid Expenses	2,568,603	10,584,478
Professional Retainers
Other Current Assets (attach schedule)	92,649,742	131,258,108
TOTAL CURRENT ASSETS	100,444,088	$212,817,042
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	15,123,616	19,011,257
Furniture, Fixtures and Office Equipment	5,075,145	10,365,612
Leasehold Improvements	1,600,646	4,185,879
Vehicles	52,065	96,131
Less Accumulated Depreciation	(16,359,951)	(17,687,403)
TOTAL PROPERTY & EQUIPMENT	$5,631,996	$19,914,364
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	17,383,715	26,224,254
TOTAL OTHER ASSETS	$17,383,715	$26,224,254
TOTAL ASSETS	123,459,800	$258,955,661
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	7,174,387	36,407,579
Taxes Payable (refer to FORM MOR-4)	535,597	(9,257,948)
Wages Payable	1,044,256	9,400,073
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,045,497	67,349,786
TOTAL POSTPETITION LIABILITIES	$27,799,737	$103,899,490
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	37,043,253	—
TOTAL PRE-PETITION LIABILITIES	$37,043,253	$—
TOTAL LIABILITIES	$64,842,990	$103,899,490
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(380,561,880)	(63,637,469)
Retained Earnings—Postpetition	(13,687,770)	(269,509,474)
Adjustments to Owners Equity (attach schedule)	(8,518,595)	17,610,117
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$58,616,810	$155,056,168
TOTAL LIABILITIES AND OWNER'S EQUITY	123,459,800	$258,955,658

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
BALANCE SHEET — continuation sheet
February 28, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	736,571	—
Intercompany Receivable (Payable)	91,913,171	131,258,108
Other Current Assets	92,649,742	131,258,108
Other Assets
Intangible Assets	15,332,217	21,859,196
Officer advances	—	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,549,977	(23)
CSV—Life insurance	—	1,202,742
Security deposits	505,345	303,957
Other assets—miscellaneous	(10,504)	5,748
Deferred taxes—non current	—	2,717,076
Investments	(0)	72,940
Other Assets	17,383,715	26,224,254
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	1,452,459
Book overdraft	—	—
Accounts payable—unvouchered receipts	125,940	2,739,488
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	393,734	10,263,487
Customer deposit	143,441	5,028,202
Accrued interest	708	5,449
Accrued WIP costs	—	—
Accrued expenses other	(1,181,655)	7,369,510
Due to Related Parties	—	—
Deferred Taxes—current	—	972,278
S/T Restructuring Reserve	17,712,886	22,415,283
Term loans	1,489,929	1,492,269
Line of credit	37,031	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	31,746	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,045,497	67,349,786
Adjustments to Owner Equity
Unamortized compensation—SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(686,593)	(334,621)
CTA—forecast catagory only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,518,595)	17,610,117

HALO DIP
BALANCE SHEET
February 28, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(379,144)	1,207,623
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	(246,060)	47,810,047
Notes Receivable	—	—
Inventories	848,245	12,658,204
Prepaid Expenses	1,475,210	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	160,253,685	192,206,777
TOTAL CURRENT ASSETS	$161,951,936	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	14,349,279	16,998,197
Furniture, Fixtures and Office Equipment	4,050,058	9,717,576
Leasehold Improvements	1,178,320	4,153,447
Vehicles	16,467	77,208
Less Accumulated Depreciation	(14,900,561)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$4,834,036	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	226,081,453	233,583,342
TOTAL OTHER ASSETS	$226,081,453	$233,583,342
TOTAL ASSETS	392,867,426	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	5,868,641	27,060,128
Taxes Payable (refer to FORM MOR-4)	105,497	(11,489,445)
Wages Payable	524,759	8,197,012
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	2,059,280	47,213,511
TOTAL POSTPETITION LIABILITIES	$8,558,177	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$36,265,695	$70,981,206
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(82,417,645)	(18,714,695)
Retained Earnings—Postpetition	(13,847,345)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(8,518,334)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$356,601,731	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	392,867,426	$513,446,909

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
February 28, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	736,571	—
Intercompany Receivable (Payable)	159,517,115	192,206,777
Other Current Assets	160,253,685	192,206,777
Other Assets
Intangible Assets	8,948,220	14,051,075
Officer advances	—	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,549,977	(23)
CSV—Life insurance	—	1,202,742
Security deposits	403,254	287,341
Other assets—miscellaneous	(10,504)	5,748
Deferred taxes—non current	—	2,717,076
Investments	215,183,826	215,256,766
Other Assets	226,081,453	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	46,872	574,217
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	237,897	9,916,853
Customer deposit	72,005	4,882,994
Accrued interest	—	4,742
Accrued WIP costs	—	—
Accrued expenses other	(1,758,716)	6,375,859
Due to Related Parties	—	—
Deferred Taxes—current	—	972,278
S/T Restructuring Reserve	4,621,711	9,213,061
Term loans	—	—
Line of credit	37,032	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	2,059,280	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(686,332)	(290,092)
CTA—forecast catagory only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,518,334)	17,654,646

Events by HA-LO
BALANCE SHEET
February 28, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	399	3,318
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	—	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	14,609	46,415
Professional Retainers
Other Current Assets (attach schedule)	2,002,171	2,336,788
TOTAL CURRENT ASSETS	$2,017,179	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	2,006,675	$3,160,358
ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,424	715,335
TOTAL POSTPETITION LIABILITIES	$(26,969)	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$19,424	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	1,996,983	1,581,035
Retained Earnings—Postpetition	(9,732)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$1,987,251	$1,937,002
TOTAL LIABILITIES AND OWNER'S EQUITY	2,006,675	$3,160,358

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET—continuation sheet
February 28, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,002,171	2,336,788
Other Current Assets	2,002,171	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	—	—
Other assets—miscellaneous	(10,504)	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	(10,504)	—
ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	—	—
Accounts payable—rebates receivable	—	—
Accounts payable—manual	19,424	15,146
Customer deposit	—	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,424	715,335
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast catagory only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Lee Wayne Co.
BALANCE SHEET
February 28, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(799,706)	(47,580)
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	5,354,624	7,922,872
Notes Receivable	—	—
Inventories	582,461	1,442,802
Prepaid Expenses	987,515	2,661,027
Professional Retainers
Other Current Assets (attach schedule)	3,538,882	2,876,123
TOTAL CURRENT ASSETS	$9,663,776	$14,855,244
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	774,338	773,080
Furniture, Fixtures and Office Equipment	1,025,087	1,048,477
Leasehold Improvements	422,326	32,432
Vehicles	35,599	18,923
Less Accumulated Depreciation	(1,459,389)	(1,023,870)
TOTAL PROPERTY & EQUIPMENT	$797,960	$849,041
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	6,486,088	7,824,737
TOTAL OTHER ASSETS	$6,486,088	$7,824,737
TOTAL ASSETS	16,947,824	$23,529,022
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	1,305,747	7,200,545
Taxes Payable (refer to FORM MOR-4)	435,619	2,237,016
Wages Payable	440,815	943,452
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	462,333	3,354,202
TOTAL POSTPETITION LIABILITIES	$2,644,514	$13,735,215
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	7,186,358	—
TOTAL PRE-PETITION LIABILITIES	$7,186,358	$—
TOTAL LIABILITIES	$9,830,871	$13,735,215
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	6,991,016	9,345,287
Retained Earnings—Postpetition	125,937	448,520
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$7,116,953	$9,793,807
TOTAL LIABILITIES AND OWNER'S EQUITY	16,947,824	$23,529,022

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
BALANCE SHEET — continuation sheet
February 28, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	3,538,882	2,876,123
Other Current Assets	3,538,882	2,876,123
Other Assets
Intangible Assets	6,383,997	7,808,121
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	102,091	16,616
Other assets—miscellaneous	—	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	6,486,088	7,824,737
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	79,068	2,165,271
Accounts payable—rebates receivable	—	—
Accounts payable—manual	155,837	346,634
Customer deposit	71,436	145,207
Accrued interest	708	708
Accrued WIP costs	—	—
Accrued expenses other	100,713	247,482
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	111,046
Term loans	—	(0)
Line of credit	(0)	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	31,746	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	462,333	3,354,202
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast catagory only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

QuickLinks

  Exhibit 99
  Exhibit A—Cash Flow Statement
  Exhibit D—Statement of Inventory, Payroll Information and Status of Payments to Secure Creditors and Lessors
  Exhibit F—Tax Questionnaire and Related Tax Statements
  Exhibit G—Profit and Loss Statement
  Exhibit H—Balance Sheet